UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 31, 2007

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2007, Gilead Sciences, Inc., a Delaware corporation (the Company), issued a press release announcing the financial results for the quarter and year ended December 31, 2006. A copy of the press release is filed as Exhibit 99.1 to this report.

Non-GAAP net income and net income per diluted share for 2006 periods are presented excluding the impact of the purchased in-process research and development charges incurred in connection with the acquisitions of Corus Pharma, Inc. and Myogen, Inc. Non-GAAP net income and net income per diluted share for 2005 periods are presented excluding the tax benefit realized from the repatriation of foreign earnings under the American Jobs Creation Act. The Company’s management believes this non-GAAP information is useful for investors, taken in conjunction with the Company’s GAAP financial statements, because it facilitates the comparison of current and prior period operating results after eliminating the effect of expense components that are individually material in a particular period but were not present in the prior period; additionally, the Company’s management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP financial information does not exclude stock-based compensation expense resulting from the Company’s adoption of SFAS 123(R) on January 1, 2006. Note 1 to the condensed consolidated statements of operations on page 6 of the press release continues to enable the Company’s management and investors to understand the comparative impact of stock-based compensation expense on the various captions of the statements of operations in 2006. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under GAAP.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on January 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan, Ph.D. Executive Vice President and Chief Financial Officer

Date: January 31, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on January 31, 2007